UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2005

DURATEK, INC.

(Exact name of registrant as specified in its

charter)

Delaware	0-14292	22-2427618
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10100 Old Columbia Road, Columbia, Maryland		21046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 312-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01.              Regulation FD Disclosure

On March 24, 2005, Duratek, Inc. (“Duratek”) issued a press release announcing that Duratek and its teammates were not successful winning the large closure contract at the Department of Energy’s Idaho Site.  Although, this was a large opportunity, Duratek has many other opportunities in the Department of Energy cleanup as well as in the other markets it serves that should enable it to achieve its near-term targeted revenue growth.  A copy of Duratek’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description
99.1	Duratek, Inc. press release dated March 24, 2005 announcing unsuccessful bid for large closure contract and reiterating solid market opportunity outlook (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Duratek, Inc.

Date: March 24, 2005	By:	/s/ Robert F. Shawver
Robert F. Shawver,
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Duratek, Inc. press release dated March 24, 2005 announcing unsuccessful bid for large closure contract and reiterating solid market opportunity outlook (furnished herewith)